UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 27, 2008
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51822 (Commission File Number)	30-0296398 (IRS Employer Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 —	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers
     On August 27, 2008, Ronald T. Bellistri’s employment with Stinger Systems, Inc. (the “Company”) was terminated. On August 27, 2008, Richard “Bo” Dietl’s employment with the Company was terminated. In connection with the termination of Mr. Dietl’s employment by the Company’s Board of Directors, the Company’s stockholders voted to remove Mr. Dietl from the Company’s Board of Directors, effective on the date of termination of Mr. Dietl’s employment. On August 28, 2008, T. Yates Exley resigned from the Company’s Board of Directors for personal reasons.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.
/s/ Robert Gruder
Robert Gruder
Chairman and President

Date: September 3, 2008.

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